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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

AXS-ONE INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13591 (Commission File Number)	13-2966911 (IRS Employer Identification No.)
301 Route 17 North Rutherford, New Jersey (Address of principal executive offices)		07070 (Zip Code)

Registrant's telephone number, including area code (201) 935-3400

Item 9 (Regulation FD Disclosure): Results of Operations and Financial Condition.

        On April 30, 2003, the Registrant issued a press release (attached as an exhibit to this report) disclosing material non-public information regarding the Registrant's results of operations for, and financial condition as of, the three months ended March 31, 2003.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

99.1
Press Release by Registrant, dated April 30, 2003

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.
Date: April 30, 2003	By:	/s/ WILLIAM G. LEVERING III William G. Levering III Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release by Registrant, dated April 30, 2003

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  Item 9 (Regulation FD Disclosure): Results of Operations and Financial Condition.
  Item 7. Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX